UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014.

MONARCHY RESOURCES, INC.
(Exact name of registrant as specified in its charter)
Nevada	333-172825	46-0520633
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Calle urique número 5,
Colonia Fuentes de Bellavista, c.p. 33880
Hidalgo del Parral, Chihuahua, Mexico
(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Principal Officers

On September 18, 2014, the Board of Directors of the Company held a special meeting to review various business matters and to elect principal officers following the recent addition of two new directors to the Board of Directors.  At the meeting, the Board of Directors resolved that Timothy Ferguson be elected as the sole officer of the Company, holding all the positions including President, Vice President, Treasurer and Secretary.  Following this meeting, the current officers and directors of the Company are as follows:

Timothy Ferguson — Sole Principal Officer, Director
Jose Perez — Director
AmbrocioLainez-Morales - Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2014.	MONARCHY RESOURCES INC.
/s/ Timothy Ferguson
TIMOTHY FERGUSON